UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

(760) 452-8111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QLGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 23, 2025, Qualigen Therapeutics, Inc. (the “Company”) received a written notice from the Nasdaq Listing Qualifications Department stating that, as reflected in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025, the Company no longer satisfies the minimum $2.5 million stockholders’ equity requirement for continued listing under Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”).

On July 24, 2025, the Company received a follow-up communication from the Office of the General Counsel of Nasdaq confirming that Nasdaq had granted the Company’s request for an extension to regain compliance. Nasdaq acknowledged that:

The Company timely filed its Quarterly Report on Form 10-Q on or before the required deadline of July 21, 2025;

The Company has demonstrated compliance with the Equity Rule on a pro forma basis following the closing of a $4.5 million private placement of Series A-3 Preferred Stock, before customary fees and expenses; and

The Company submitted a compliance plan outlining how it intends to meet the applicable continued listing standards for the next 12 months, which Nasdaq has reviewed and accepted.

The Company is actively working to maintain its listing on the Nasdaq Capital Market but can provide no assurance that it will be able to maintain continued compliance with all applicable listing standards.

A pro forma balance sheet as of March 31, 2025, reflecting compliance with the Equity Rule assuming the private placement had closed as of that date, is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On July 28, 2025, the Company issued a press release providing an update regarding its communications with Nasdaq and its continued listing status. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release dated July 28, 2025
99.2	Pro Forma Balance Sheet as of March 31, 2025 (unaudited)

*The information contained in this Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: July 28, 2025	By:	/s/ Kevin Richardson II
	Name:	Kevin Richardson II
	Title:	Interim Chief Executive Officer